SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-KA

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 3, 2003


                                  DONINI, INC.
             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                                     0-32133
                            (Commission File Number)

                                   22-3768426
                      (IRS Employer Identification Number)

                      4555 boul, des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5

               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         Registrant's Telephone Number,
                               including Area Code

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

         As of January 15, 2003, the Registrant had 6,920,688 shares of Common Stock issued and outstanding.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 11, 2002, the Registrant appointed Samuel Klein & Company as its new Auditors.


1. The change of accountants was approved by the Board of Directors, as per Regulation S-B, Item 304(a)(1)(iii).

2. For the prior two fiscal years, the reports of the former accountants, KPMG, contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified, as per Regulation S-B, Item 304(a)(ii).

3. During the most recent fiscal year ending May 31, 2002 and any interim period subsequent thereto, and prior to the resignation of KPMG, there were no disagreements with that firm with respect to accounting or auditing issues of the type referred to in Regulation S-B, Item 304(a)(iv).

4. Neither during the two most recent fiscal years or during any subsequent period prior to engaging Samuel Klein & Company did the Registrant or anyone acting on its behalf consult with Samuel Klein & Company regarding accounting or auditing concerns as stated in Regulation S-B, Item 304(a)(ii).


ITEM 5.  OTHER EVENTS


         Not applicable.


ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.


         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


       Not applicable.

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
ITEM 8.  CHANGE IN FISCAL YEAR.


         Not applicable.


EXHIBITS

Exhibit 1-A.  Letter from KPMG LLP, dated January 28, 2003.


                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DONINI, INC.



February 3, 2003                              By: /s/ PETER DEROS
                                              ----------------------------------
                                                      Peter Deros
                                                      President and Chief
                                                      Executive Officer


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